Exhibit 10.10

SECOND AMENDMENT TO PROJECT LOAN AGREEMENT

By and Among

THE NEW YORK TIMES BUILDING LLC
having an address at
One MetroTech Center North
Brooklyn, New York  11201

NYT REAL ESTATE COMPANY LLC
having an address c/o
The New York Times Company
229 West 43rd Street
New York, New York 10036

FC EIGHTH AVE., LLC
having an address at
One MetroTech Center North
Brooklyn, New York 11201

and

CAPMARK FINANCE INC.
having an address at
100 South Wacker Drive, Suite 400
Chicago, Illinois  60606,
as agent

Dated as of August 15, 2006

Property Location:	Eighth Avenue between 40th and 41st Street, New York, New York
Lot:	Lots 1001 through 1058 (formerly Lot 1)
Block:	1012
Section:	4

Please return time-stamped certified copy to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019
Attention: Harris B. Freidus, Esq.

SECOND AMENDMENT TO PROJECT LOAN AGREEMENT

THIS SECOND AMENDMENT TO PROJECT LOAN AGREEMENT (this “Amendment”) is made and entered into as of the 15 day of August, 2006 by and among CAPMARK FINANCE INC. (formerly known as GMAC Commercial Mortgage Corporation), a California corporation, with an address at 100 South Wacker Drive, Suite 400, Chicago, Illinois 60606 or any successor thereto, as agent (including as successor to Initial Agent (as hereinafter defined)) (including any of its successors and assigns as agent, “Agent”) for itself and any other co-lenders as may exist from time to time (collectively, including any successors and assigns, “Lenders” and each individually, a “Lender”), THE NEW YORK TIMES BUILDING LLC, a New York limited liability company with an address at One MetroTech Center North, Brooklyn, New York 11201 (including any successors and assigns permitted in accordance with the Agreement (as hereinafter defined), “Borrower”), NYT REAL ESTATE COMPANY LLC, a New York limited liability company with an address c/o The New York Times Company, 229 West 43rd Street, New York, New York 10036 (including any successors and assigns permitted in accordance with the Agreement, “NYTC Member”) and FC EIGHTH AVE., LLC, a Delaware limited liability company with an address at One MetroTech Center North, Brooklyn, New York 11201 (including any successors and assigns permitted in accordance with the Agreement, “New FC Member”).

W I T N E S S E T H :

WHEREAS, Borrower, the New York State Urban Development Corporation d/b/a Empire State Development Corporation, a corporate governmental agency of the State of New York constituting a political subdivision and public benefit corporation, as initial agent (“Initial Agent”), and Agent, for itself and on behalf of Lenders, entered into that certain Project Loan Agreement, dated as of June 25, 2004 (as previously amended, the “Original Agreement”; all capitalized terms used herein but left undefined shall have the meanings assigned to such terms in the Original Agreement), pursuant to which each Lender severally agreed to lend to Borrower its pro rata share of $149,470,521 for the purposes of constructing a project to be located on the premises more particularly described on Exhibit A hereto;

WHEREAS, pursuant to that certain Assignment and Assumption (Project Loan) by Initial Agent to Agent, dated as of June 25, 2004, Initial Agent assigned all of its right, title and interest in the Original Agreement to Agent;

WHEREAS, on or about the date hereof, FC Lion LLC, a New York limited liability company which is a member of Borrower (“FC Member”), will be withdrawing from Borrower and New FC Member will be replacing it;

WHEREAS, on or about the date hereof, the Premises are being subjected to a condominium regime and in connection therewith the NYTC Units are being conveyed to NYTC Member and the FC Units are being conveyed to New FC Member;

WHEREAS, after such conveyance, ING Member will not have any equity interest in New FC Member;

WHEREAS, in connection with such withdrawals and conveyances, the Borrower has requested, among other things, that FC Member and ING Member be released of their respective obligations under the Loan Documents;

WHEREAS, in connection with the transfer of the NYTC Units and the FC Units, the lessee’s interest in the Ground Lease held by Borrower is being conveyed to Ground Lessor and accordingly Borrower no longer has an ownership interest in the Premises;

WHEREAS, in light of the fact that the Borrower will have no ownership interest in the Premises, Lender has requested that NYTC Member and New FC Member join together, jointly and severally with Borrower, as co-borrowers, and NYTC Member and New FC Member have agreed; and

WHEREAS, in order to permit the foregoing, Borrower has requested, and Agent has agreed, to further modify the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, Agent, for itself and on behalf of Lenders, and Borrower hereby agree as follows:

1.             Recitals.  The foregoing recitals are hereby incorporated into this Amendment as if more particularly set forth herein.

2.             Amendments to Project Loan Agreement.

(a)           The definition of “Project Loan Documents” is hereby amended by adding the following prior to the period at the end of the first sentence:

“and, if and when executed, the documents delivered by the condominium association pursuant to Section 7.46(a)(1) of this Agreement”.

(b)           The following definition is added after the definition of Condominium Act:

““Condominium Assignment” has the meaning given to such term in Section 7.46(a)(1) hereof.”

(c)           The following definition is added after the definition of Condominium Floor Plan:

““Condominium Security Documents” has the meaning given to such term in Section 7.46(a)(1) hereof.”

(d)           A new defined term is hereby added immediately after the definition of “FC 41st Street”:

““FC 42 Hotel” means FC 42 Hotel LLC, a Delaware limited liability company, and its permitted successors in accordance with the terms hereof.”

(e)           The term “FC Member” shall mean FC Eighth Ave., LLC, a Delaware limited liability company; provided, however, that references to the FC Member in definitions referring to contracts or other instruments entered into prior to the date hereof shall continue to refer FC Lion LLC, a New York limited liability company.

(f)            The definition of “FC Operating Agreement” is hereby deleted in its entirety and inserted in lieu thereof is the following:

““FC Operating Agreement” means that certain Limited Liability Company Agreement of FC Eighth Ave., LLC dated as of August      , 2006 between FC 42 Hotel, LLC and NYT Real Estate Company LLC.”

(g)           The definitions “ING” and “ING Member” are hereby deleted and all references to ING, the ING Member and the Mezzanine Loan are hereby deleted; provided, however, that references to ING and ING Member in definitions referring to contracts or other instruments entered into prior to the date hereof shall remain.

(h)           The definition of “NYTC Units Redemption” is hereby deleted and all references to the NYTC Units Redemption are hereby deleted and replaced with a reference to the “NYTC Units Release”.

(i)            A new defined term is hereby added immediately after the definition of “NYTC Units Budget”:

““NYTC Units Release” means the release of the NYTC Units from the lien of the Project Loan Mortgage in accordance with Section 7.46(a) hereof.”

(j)            All references to “Premises” shall be deemed to mean the premises demised to New FC Member and NYTC Member pursuant to the Severance Subleases to which each is a party, and the Improvements thereon.

(k)           The references to FC 41st Street in the fifth sentence of Section 3.05(d) are hereby deleted and replaced with a reference to FC 42 Hotel.

(l)            Section 7.19 of the Agreement is hereby amended by deleting the first parenthetical phrase contained therein.

(m)          Section 7.30(c) of the Agreement is hereby amended by (i) deleting clause (i) thereof, (ii) deleting clause (vi) thereof and (iii) deleting the phrase “to which FC Member is a party” in clause (vii) thereof.

(n)           Section 7.30(d) of the Agreement is hereby amended by adding the phrase “, the NYTC Board of Directors” after the phrase “the Board of Managers”.

(o)           Section 7.32(b) of the Agreement is hereby amended by (i) deleting the phrase “Section 5.06(d)(3), Section 8.02(a) and Section 8.02(b)(ii) of the FC Operating Agreement” in clause (ii) thereof, (ii) deleting the phrase “(A)” and deleting all of the words appearing after the phrase “shall not be Permitted Transfers” in clause (ii) thereof, (iii) adding the phrase “or the NYTC Units” after the phrase “FC Units” in clause (iv) thereof and (iv) deleting clause (v) thereof.

(p)           Section 7.33 of the Agreement is hereby amended by (i) deleting the references to FC 41st Street in clause (d) thereof and inserting FC 42 Hotel in lieu thereof and (ii) deleting the phrase “distributions to ING Member under Sections 3.02(a)(2) and 3.02(d)(2) of the FC Operating Agreement and distributions pursuant to Section 3.02(c) of the FC Operating Agreement” in clause (e) thereof.

(q)           Section 7.35(a) of the Agreement is hereby amended by deleting the phrase “FC” appearing in clause (vi) thereof.

(r)            Section 7.46 of the Agreement is hereby deleted in its entirety and inserted in lieu thereof is the following:

“SECTION 7.46                    NYTC Units Release Provisions.  (a) Provided that no Noticed Default or Event of Default exists under any Building Loan Document or Project Loan Document, upon the satisfaction of the following conditions, (x) the releases and terminations referred to in Section 7.46(c) hereof shall be effectuated, (y) Agent shall modify the liens of the Building Loan Mortgage and Project Loan Mortgage so that there shall exist a second priority mortgage encumbering solely the FC Units, which mortgage shall be in the amount of the Extension Loan (and the Building Loan Notes and Project Loan Notes shall also be appropriately severed to reflect the same) and (z) Agent and Lenders shall assign such mortgages (and such severed notes) applicable to the FC Units to Extension Loan Lender:

(1)           the condominium association shall have (A) collaterally assigned its rights to Leases of lobby spaces and agreed to deposit all Rents therefrom (solely to the extent of distributions therefrom to which FC Member would be entitled) into one of the Collection Accounts (the “Condominium Assignment”) and (B) collaterally assigned the rights to excess casualty proceeds (to the extent of FC Member’s interest therein) to Agent for the benefit of

Agent and Lenders (the documents referred to the foregoing clauses (A) and (B) being collectively referred to as the “Condominium Security Documents”), in each case pursuant to an agreement in form and substance reasonably satisfactory to Agent and Agent shall have received an opinion of counsel reasonably satisfactory to Agent as to the due authorization, execution and delivery and enforceability of such agreements and such other customary matters with respect thereto as Agent may reasonably require;

(2)           Core and Shell Completion shall have been achieved;

(3)           A temporary certificate of occupancy for each of the Units (which may be a zero occupancy or core and shell temporary certificate of occupancy) shall have been issued;

(4)           Agent shall have received not less than thirty (30) days’ prior notice of the proposed release;

(5)           the NYTC Units will constitute one or more tax lots separate and distinct from the tax lot or lots applicable to the portion of the Premises encumbered by the lien of the remaining Project Loan Mortgage;

(6)           Agent shall have received by wire transfer of immediately available funds (A) an amount sufficient (after application of such amount in accordance with Section 7.46(b) below) to reduce the Remaining Loan Amount to $200,500,000.00 (less any prior principal prepayments pursuant to Section 2.06 of the Building Loan Mortgage and Section 2.06 of the Project Loan Mortgage); and (B) all amounts required by clauses (x) and (y) of the first sentence of Section 3.12 hereof, which amounts shall be applied as provided in Section 7.46(b) below;

(7)           Borrower shall have paid all reasonable, third-party out of pocket costs and expenses incurred by Agent in connection with such severance, assignment and release (including reasonable attorneys’ fees and disbursements);

(8)           Agent shall have received an endorsement to the existing title policy to the effect that the applicable modifications of the Building Loan Mortgage and the Project Loan Mortgage and the assignments and releases shall not cause a subordination, in whole or in part, of the Building Loan Mortgage and Project Loan Mortgage as they affect the remaining Units;

(9)           Borrower shall have paid any mortgage tax or transfer taxes due, and properly completed and submitted any required tax forms, in connection with the entering into of the Extension Loan and the NYTC Units Release;

(10)         Borrower and FC Member shall have executed and delivered to Agent new replacement Project Loan Notes with Borrower and FC Member as co-borrowers;

(11)         Borrower shall have delivered to Agent all of the documents executed in connection with the Extension Loan, which documents shall be in form and substance satisfactory to Agent, and an intercreditor agreement between Extension Loan Lender and Agent, for itself and on behalf of Lenders, with respect to the Extension Loan (the “Extension Loan Intercreditor Agreement”), substantially in the form attached hereto as Exhibit R; and

(12)         Agent shall have received such other opinions, documents, certificates, instruments, or assurances (including, without limitation, any new UCC-1 Financing Statements) as Agent may reasonably request in connection with the actions and events described in this Section 7.46(a).

(b)           At the option of NYTC Member, amounts received by Agent under clause (6) of Section 7.46(a), shall, at NYTC Member’s option, (i) be immediately used to prepay the Outstanding Principal and all accrued and unpaid interest thereon in accordance with Section 3.12 hereof, or (ii) pursuant to an agreement between NYTC Member and Agent reasonably satisfactory to Agent, be held by Agent as additional collateral for the Building Loan and Project Loan until a date selected by NYTC Member that is not later than the first Business Day of the next succeeding month (and Borrower or NYTC Member shall also deposit with Agent interest on such amount that will accrue through such date), on which date such amounts (plus any interest earned thereon) shall be applied to prepay the Outstanding Principal and accrued and unpaid interest in accordance with Section 3.12 hereof.  Notwithstanding the foregoing, any amounts paid pursuant to clause (6) of this Section 7.46(b) in excess of the then Maximum Amount-NYTC shall be disbursed to NYTC Member.

(c)           Upon the fulfillment of the conditions set forth in Section 7.46(a), (i) the NYTC Units shall be released of record from the liens of the Building Loan Mortgage and Project Loan Mortgage and from the Building Loan Assignment of Leases and Project Loan Assignment of Leases, (ii) the Assignment of Contracts – NYTC Member and the NYTC Non-Recourse Carveouts Guaranty shall be deemed to have been automatically terminated and NYTC Guarantor and NYTC Member shall have no further liability under the Building Loan Documents or the Project Loan Documents, (iii) the Severance Sublease to which NYTC Member is a party shall be released of record from the lien of the Building Loan Mortgage and Project Loan Mortgage, (iv) all references, covenants, representations and warranties applicable to, or with respect to,

NYTC Member in the remaining Project Loan Documents shall be deemed to have been automatically terminated, (v) Agent shall cause the Lenders to return to NYTC Member the existing Project Loan Notes, marked cancelled and (vi) Agent shall return to NYTC Member the conditional resignations executed by each of the managers of the NYTC Board of Directors (as such term is defined in the Condominium Declaration).

(d)           The assignments of mortgages and endorsements of notes made pursuant to this Section 7.46 shall be made without representations or warranties from, or recourse to, Agent or the respective holders thereof; provided, however, that Agent or such holder shall represent and warrant (x) that it owns each note and mortgage being assigned free and clear of all liens and encumbrances and (y) the outstanding principal amount of each note.

(e)           Agent agrees to execute and deliver such additional agreements and instruments, as may from time to time be reasonably requested by any Borrower Entity in order to effectuate fully the transactions contemplated by and agreements made in this Section 7.46.  All out-of-pocket costs and expenses incurred by Agent in connection with such execution and delivery shall be Reimbursable Costs.”

(s)           Section 7.50 of the Agreement is hereby deleted in its entirety and inserted in lieu thereof is the following (and Agent hereby acknowledges that the conditions specified in Section 7.50 (as amended hereby) have been satisfied):

“SECTION 7.50                    Transfer of Units.  Provided that no Noticed Default or Event of Default exists under any Building Loan Document or Project Loan Document, Agent shall permit each of the FC Units to be transferred to the FC Member and each of the NYTC Units to be transferred to the NYTC Member, upon satisfaction of the following conditions:

(a)           the Condominium Documents shall have been filed in the appropriate offices and the condominium thereunder validly created under the Condominium Act, all of the conditions set forth in Section 7.30(c) shall have been met and there shall be no remaining legal restrictions under the Condominium Documents or under applicable law to the conveyance and redemption of such Unit;

(b)           Agent shall have received not less than ten (10) Business Days’ prior notice of the proposed conveyance and redemption;

(c)           the applicable Unit will constitute one or more tax lots separate and distinct from the tax lot or lots applicable to the other portions of the Premises;

(d)           Borrower shall have paid all out-of-pocket costs and expenses of Agent in connection with such conveyance and redemption and the other activities described in this Section 7.50;

(e)           the FC Member and NYTC Member shall have executed such documents of assumption with respect to the Project Loan as Agent may reasonably require (including, without limitation, an assumption of recourse liability to FC Member and NYTC Member as co-borrowers with Borrower);

(f)            each of FC Member and NYTC Member shall have delivered evidence satisfactory to Agent that its articles of organization shall contain the covenants set forth in Section 7.36 hereof, mutatis mutandis;

(g)           Borrower shall have paid all transfer taxes applicable to such conveyance and redemption;

(h)           Agent shall have received such assurances as Agent shall reasonably require to the effect that the conveyance shall not affect the validity or priority of the Building Loan Mortgage or Project Loan Mortgage; and

(i)            Agent shall have received such opinions (but not a non-consolidation opinion), documents, certificates, instruments or assurances as Agent may reasonably request.”

(t)            References to the Ground Lease in Sections 7.55 and 10.07 of the Agreement are hereby deemed deleted.  Borrower, NYTC Member and New FC Member each agree that, notwithstanding that certain obligations of NYTC Member and New FC Member under the Severance Subleases have been assumed by the Board of Managers of The New York Times Building Condominium, for purposes of the Project Loan Documents (including without limitation, Section 7.55 of the Agreement) such assumption shall be ignored, and such assumed obligations shall continue to be obligations of NYTC Member and New FC Member.

(u)           Section 9.01(s) of the Agreement is hereby amended by deleting the word “or” appearing at the end thereof.

(v)           Section 9.01(t) of the Agreement is hereby amended by deleting the period at the end thereof and inserting “; or” in lieu thereof.

(w)          The following is inserted at the end of Section 9.01 of the Agreement:

“(u)         if the condominium association shall fail (i) to deposit within two (2) Business Days after notice any amount required to be deposited by the Condominium Assignment or (ii) to duly keep, perform and observe any other covenants contained in the Condominium Security Documents within thirty (30) days from the date upon which Agent gives notice of such failure; provided that, in the case of clause (ii) of this Section 9.01(u) only, in the event such failure is curable but is not susceptible of cure within such thirty (30) day period, it shall not be a default hereunder in the event that the condominium association commences cure within such thirty (30) day period and diligently prosecutes such cure to completion within one hundred twenty (120) days of the expiration of such thirty (30) day period.  All determinations of whether any failure is curable or susceptible to cure within such thirty (30) day period shall be made by Agent.”

(x)            Section 11.04 of the Agreement is hereby amended by (i) deleting the notice addresses of INGREDUS Site 8 South LLC, (ii) changing the attention person for Agent to George Hernandez and (iii) deleting Agent’s telecopy number and inserting in lieu thereof “(312) 845-8623”.

(y)           All references in the Agreement and all Exhibits thereto to GMAC Commercial Mortgage Corporation shall be deemed to be reference to Capmark Finance Inc.

(z)            The Recitals of Exhibit R to the Agreement are hereby deleted in their entirety and inserted in lieu thereof is the following:

“A.          The New York Times Building LLC (“Original Borrower”), New York State Urban Development Corporation d/b/a Empire State Development Corporation, as initial agent, for itself and for the benefit of Lenders, and Agent, for itself and on behalf of Lenders, entered into that certain Building Loan Agreement and that certain Project Loan Agreement, each dated as of June 25, 2004 (collectively, as the same may have been or will be revised, restated, amended or modified from time to time, the “Senior Loan Agreements”; capitalized terms used herein without definition shall have he meanings assigned to such terms in the Senior Loan Agreements), pursuant to which Lender agreed to advance to Original Borrower loans in the original maximum aggregate principal amount of $320,000,000.00 (collectively, the “Senior Loan”).

B.            Pursuant to the Senior Loan Agreements, Borrower executed that certain Ground Leasehold Building Loan Mortgage, Assignment of Leases and Security Agreement and Subordination Agreement and that certain Ground Leasehold Project Loan Mortgage, Assignment of Leases and Security Agreement and Subordination Agreement (collectively, as the same may have been or will be revised, restated, amended or modified from time to time, the “Original Senior Loan

Mortgages”) encumbering the Property more particularly described as Exhibit A hereto (the “Property”).

C.            The Property was subjected to a condominium regime on or about                    , 2006, and in connection therewith the liens of the Original Senior Loan Mortgages were spread to include the Severance Subleases and the Ground Lease was released therefrom, and NYTC Member and FC Member joined in with the Original Borrower under the Senior Loan Agreements and the other Loan Documents as co-borrowers (collectively the “Senior Loan Documents”).

D.            On the date hereof, (a) the Severance Sublease entered into by NYTC Member is being released from the lien of the Original Senior Loan Mortgages (so that thereafter the Original Senior Loan Mortgages will encumber only the Severance Subleases (the “FC Severance Subleases”) entered by FC Member (“Borrower”), (b) Borrower will remain as the sole obligor under the Senior Loan Documents and (c) the Original Senior Loan Mortgages are being severed, so that four mortgages shall exist, and two of such mortgages (the “Subordinate Mortgages”) are being assigned to Subordinate Lender to secure a loan (the “Subordinate Loan”) being made to Borrower in the principal amount of $             .  The Original Senior Loan Mortgages, as so severed to encumber the FC Severance Subleases are hereinafter referred to as the “Senior Mortgages”).

E.             Subordinate Lender and Senior Lender desire to establish by this Agreement their respective rights and obligations between each other as well as the relative priorities of their rights and remedies with respect to the Senior Loan and the Subordinate Loan.”

(aa)         Section 8 of Exhibit R to the Agreement is hereby amended by changing the attention person for Capmark (shown as GMAC Commercial Mortgage Corporation in such Exhibit) to George Hernandez.

3.             Project Loan Restructuring Documents.  The following documents, together with this Amendment, shall hereinafter be referred to collectively as the “Project Loan Restructuring Documents” and, notwithstanding anything to the contrary in the Agreement, all of the Project Loan Restructuring Documents shall be Project Loan Documents:

(a)           Replacement Project Loan Notes. Those certain Project Loan Notes of even date herewith from Borrower, New FC Member and NYTC Member in favor of (i) HSH Nordbank AG in the principal amount of $24,522,507.35, (ii) Agent in the principal amount of $72,399,783.61, (iii) Capmark Bank (formerly known as GMAC Commercial Mortgage Bank) in the principal amount of $28,025,722.69 and (iv) Hypo Real Estate Capital Corporation in the principal amount of $24,522,507.35;

(b)           Joinders and Reaffirmations.

(i)            The Joinder Agreement and Reaffirmation from NYTC Member in favor of Agent for the benefit of Agent and Lenders, dated as of even date herewith;

(ii)           The Joinder Agreement by New FC Member in favor of Agent for the benefit of Agent and Lenders, dated as of even date herewith;

(iii)          The Reaffirmation of Guaranties by FC Guarantor in favor of Agent for the benefit of Agent and Lenders, dated as of even date herewith;

(iv)          The Reaffirmation of Guaranties by NYTC Guarantor in favor of Agent for the benefit of Agent and Lenders, dated as of even date herewith; and

(v)           The Modification and Reaffirmation of Disbursement Agreement by Disbursement Agent to Agent for the benefit of Agent and Lenders, dated as of even date herewith.

(c)           Mortgage Modification.  The Mortgage Spreader and Release Agreement (PLA) by Borrower, NYTC Member and New FC Member in favor of Agent for the benefit of Agent and Lender, dated as of even date herewith.

(d)           Condominium Documents.

(i)            The Conditional Collateral Assignment of Declarant’s Rights by NYTC Member in favor of Agent for the benefit of Agent and Lenders, dated as of even date herewith; and

(ii)           The Conditional Collateral Assignment of Declarant’s Rights by New FC Member in favor of Agent for the benefit of Agent and Lenders, dated as of even date herewith.

4.             Conditions to Agreement.  The obligation of Agent to execute and deliver this Agreement and the other Project Loan Restructuring Documents to which it is a party and the effectiveness of this Amendment and the other Project Loan Restructuring Documents shall be subject to the following conditions precedent:

(a)           Payment of Fees.  Borrower shall have paid all costs and expenses associated with the Project Loan Restructuring Documents as provided in Section 7.06(a) of the Agreement;

(b)           Project Loan Restructuring Documents.  The Project Loan Restructuring Documents, in form and substance satisfactory to Agent, shall have been duly executed and delivered by the parties thereto and shall be in full force and effect, and Agent shall have received originals thereof;

(c)           Lenders.  All of the Lenders shall have consented to this Amendment and all of the Lenders shall have executed and delivered this Amendment;

(d)           Legal Opinions.  Agent shall have received opinions addressed to Agent, in form and substance satisfactory to Agent and Agent’s counsel, from counsel satisfactory to Agent as to such matters as Agent shall request;

(e)           Organizational Documents.  Agent shall have received copies of all organizational documentation related to NYTC Member, NYTC Guarantor, New FC Member and FC Guarantor as Agent may request and/or their formation, structure, existence, good standing and/or qualification to do business, as Agent may request, including such resolutions and/or consents and incumbency certificates as may be requested by Agent, certified in each case by the applicable Borrower Entity;

(f)            Financial Condition.  There shall have been no material adverse change in the financial condition of any Borrower Entity since June 25, 2004;

(g)           Ownership Structure Chart.  Agent shall have received a chart showing all direct and indirect ownership interests in NYTC Member and New FC Member (but not including any direct or indirect ownership interests in either Guarantor provided that the shares of such Guarantor are listed on a nationally recognized exchange), to the extent required by Agent, in form and substance acceptable to Agent and certified by the applicable Member, as true, complete and correct in all respects as of the date hereof;

(h)           Searches.  To the extent required by Agent, current tax lien, pending litigation, bankruptcy, judgment lien and Uniform Commercial Code searches against Borrower, NYTC Member and New FC Member, in such jurisdictions and offices as Agent shall designate.  Such searches shall not have revealed any lien, litigation, bankruptcy or filing against any such entities other than those acceptable to Agent;

(i)            Notices.  All notices required by any Governmental Authority or by any applicable Legal Requirements to be filed prior to or on the date of this Agreement in connection with the Project or the Building Loan shall have been filed;

(j)            Proceedings.  All proceedings in connection with the transactions contemplated by this Amendment and the other Project Loan Restructuring Documents shall be satisfactory to Agent and Agent’s counsel, and Agent shall have received all information and such counterpart originals or certified copies of such documents and such other certificates, opinions or documents as Agent and Agent’s counsel may require;

(k)           Formation of Condominium.  The Condominium Documents shall have been filed (or will immediately following the execution of this Amendment be filed) in the appropriate offices and the condominium thereunder validly created under the Condominium Act and there shall be no remaining legal restrictions under the Condominium Documents or under applicable law to the conveyance and redemption of the Units;

(l)            Tax Lots.  Agent shall have received evidence satisfactory to it that each Unit constitutes one or more tax lots separate or distinct from the tax lot or lots applicable to the other portions of the Premises;

(m)          SPE Covenants.  Each Member shall have delivered evidence satisfactory to Agent that its articles of organization contain the covenants set forth in Section 7.36 of the Agreement, mutatis mutadis;

(n)           Transfer Taxes.  Agent shall have received evidence satisfactory to it that Borrower shall have paid all transfer taxes, if any, applicable to the conveyance of the Units;

(o)           Title Matters.  Agent shall have received a mortgagee title insurance policy in the principal amount of the Project Loan and Agent shall have received such title endorsements, affirmative insurance or other title assurances as Agent shall require (including without limitation, the endorsement in the form set forth in Exhibit N to the Agreement and the letter in the form set forth in Exhibit O to the Agreement);

(p)           No Default.  No Noticed Default or Event of Default shall exist under any Building Loan Document or Project Loan Document;

(q)           Resignations.  Each of the Managers of the Condo Association shall have resigned pursuant to a conditional resignation in the form of Exhibit Q to the Agreement;

(r)            Condominium Opinion.  Agent shall have received the opinion required by Section 7.30(c)(iv) of the Agreement;

(s)           Insurance.  Agent shall have received certificates of insurance evidencing the insurance required by the Project Loan Mortgage;

(t)            Lease Assignment.  The Lease Assignment shall have been duly executed and delivered; and

(u)           Other Deliveries.  Agent shall have received such other opinions, documents, certificates, or assurances (including, without limitation, any new UCC-1 Financing Statements) as Agent may require.

5.             Representations and Warranties of Borrower Entities.  Each of Borrower, NYTC Member and New FC Member represents and warrants that: (a) the Project Loan Restructuring Documents to which it is a party are in all respects valid and legally binding obligations, enforceable against it in accordance with their respective terms (subject to the effects of bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally); (b) the Project Loan Documents to which it is a party are not subject to any right of rescission, set-off, counterclaim or defense by it, including the defense of usury, and it has not asserted any right of rescission, set-off, counterclaim or defense with respect to the Project Loan

Documents to which it is a party; (c) the execution and delivery by it of the Project Loan Restructuring Documents to which it is a party do not, and the performance and observance by it of its respective obligations thereunder will not, contravene or result in a breach of or default under (i) any provision of its organizational documents, (ii) any Legal Requirements applicable to it or to the Mortgaged Property or the use or operation thereof, (iii) any decree or judgment binding on it or its assets, or (iv) any agreement or instrument binding on it or its assets; (d) it has full power, right and authority to execute, deliver and perform its obligations under the Project Loan Restructuring Documents to which it is a party; (e) each Project Loan Restructuring Document to which it is a party has been duly authorized, executed and delivered by all necessary parties on behalf of it; and (f) all Governmental Approvals and all third party consents and approvals which are required to have been obtained to date in connection with the valid execution, delivery and performance of this Agreement and the other Project Loan Restructuring Documents to which it is a party have been obtained and are in full force and effect.  Each of Borrower and NYTC Member represent and warrant that there has been no material adverse change since June 25, 2004 in its financial condition.

6.             Representations and Warranties of New FC Member.  New FC Member shall be deemed to have made all of the representations and warranties contained in the Project Loan Documents made by FC Member, either individually or as part of the Borrower Entities.

7.             No Release.  Nothing contained in this Amendment or in any of the other Project Loan Restructuring Documents shall be constructed as a release of Borrower with respect to its obligations under the Loan Documents, and Borrower hereby acknowledges and agrees that its obligations and liabilities under the Loan Documents to which it is a party are in full force and effect, are hereby ratified and confirmed, and shall continue in full force and effect upon all of the terms and conditions set forth therein.

8.             Governing Law.  This Amendment shall be governed and construed in accordance with the laws of the State of New York applicable to contracts made and performed solely within such State.

9.             Successors and Assigns.  The provisions contained in this Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.

10.           Ratification.  The Agreement, as amended hereby, is hereby ratified and confirmed in all respects.

11.           Amendments.  Neither this Amendment nor any provision hereof may be changed, waived, discharged or terminated orally, but only by instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

12.           Counterparts.  This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but such counterparts shall together constitute one and the same instrument.

[signature pages follow]

IN WITNESS WHEREOF, Borrower, Agent, on behalf of Lenders, New FC Member and NYTC Member have executed this Amendment on the date first above written.

BORROWER:

THE NEW YORK TIMES BUILDING LLC

By:	FC Eighth Ave., LLC, member

	By:	FC 42 Hotel LLC, its managing member

		By:	FCDT Corp., its managing member

			By:	/s/ David L. Berliner
Name: David L. Berliner
Title: Sr. Vice President

By:	NYT Real Estate Company LLC, member

	By:	/s/ Kenneth Richieri
Name: Kenneth Richieri
Title: Manager

AGENT:

CAPMARK FINANCE INC., as Agent

By:	/s/ George Hernandez
Name: GEORGE HERNANDEZ
Title: VICE PRESIDENT

[SIGNATURES CONTINUE ON NEXT PAGE]

NEW FC MEMBER:

FC EIGHTH AVE., LLC

By:	FC 42 Hotel LLC, its managing member

	By:	FCDT Corp., its managing member

		By:	/s/ David L. Berliner
Name: David L. Berliner
Title: Sr. Vice President

NYTC MEMBER:

NYT REAL ESTATE COMPANY LLC

By:	/s/ Kenneth Richieri
Name: Kenneth Richieri
Title: Manager

THE UNDERSIGNED ARE EXECUTING THIS
AMENDMENT TO INDICATE THEIR AGREEMENT
AS LENDERS TO THIS AMENDMENT AND THE
OTHER PROJECT LOAN RESTRUCTURING
DOCUMENTS:

HYPO REAL ESTATE CAPITAL CORPORATION

By:	/s/ Patricia Mattoon
Name: Patricia Mattoon
Title: Director

By:	/s/ Roy Chin
Name: ROY CHIN
Title: MANAGING DIRECTOR

HSH NORDBANK AG, NEW YORK BRANCH

By:	/s/ Gregory J. Nuber
Name: Gregory J. Nuber
Title: Senior Vice President
HSH Nordbank, New York Branch

By:	/s/ Jack V. Confusione
Name: Jack V. Confusione
Title: Senior Vice President
Deputy Head of Real Estate
HSH Nordbank AG, New York Branch

CAPMARK BANK

By:	/s/ George Hernandez
Name: GEORGE HERNANDEZ
Title: VICE PRESIDENT

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 9th day of August in the year 2006 before me, the undersigned, personally appeared David L. Berliner personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Gita Tiku
Notary Public

GITA TIKU
Notary Public, State of New York
No. 01TI6133463
Qualified: New York County
Commission Expires September 19, 2009

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 9th day of Aug. in the year 2006 before me, the undersigned, personally appeared Kenneth Richieri personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Gita Tiku
Notary Public

GITA TIKU
Notary Public, State of New York
No. 01TI6133463
Qualified: New York County
Commission Expires September 19, 2009

STATE OF ILLINOIS	)
) ss.:
COUNTY OF COOK	)

On the 7 day of Aug in the year 2006 before me, the undersigned, personally appeared George Hernandez personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Cathleen M. Reynolds
Notary Public

OFFICIAL SEAL
CATHLEEN M. REYNOLDS
NOTARY PUBLIC STATE OF ILLINOIS
MY COMMISSION EXPIRES: 06/22/08

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 8 day of August in the year 2006 before me, the undersigned, personally appeared PATRICIA MATTOON, Director personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Christina Velez
Notary Public

CHRISTINA VELEZ
Notary Public, State of New York
No. 01VE61227137
Qualified in Kings County
Commission Expires May 23, 2009

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 8 day of August in the year 2006 before me, the undersigned, personally appeared Roy Chin, Managing Director personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Christina Velez
Notary Public

CHRISTINA VELEZ
Notary Public, State of New York
No. 01VE6127137
Qualified in Kings County
Commission Expires May 23, 2009

STATE OF NEW YORK	)
) ss.:
COUNTY OF NASSAU	)

On the 7 day of Aug. in the year 2006 before me, the undersigned, personally appeared Gregory J. Nuber personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Monica Kleinertz
Notary Public

MONICA KLEINERTZ
NOTARY PUBLIC, State of New York
No. 01KL6143927
Qualified in Nassau County
Commission Expires April 24, 2010

STATE OF NEW YORK	)
) ss.:
COUNTY OF NASSAU	)

On the 7 day of Aug. in the year 2006 before me, the undersigned, personally appeared Jack V. Confusione personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Monica Kleinertz
Notary Public

MONICA KLEINERTZ
NOTARY PUBLIC, State of New York
No. 01KL6143927
Qualified in Nassau County
Commission Expires April 24, 2010

Exhibit A

The Condominium Units (hereinafter called the “Units”) in the building (hereinafter called the “Building”) known as The New York Times Building Condominium and by the street address 620 Eighth Avenue, Borough of Manhattan, City, County and State of New York, said Units being designated and described as set forth on Schedule 1 herein and in that certain declaration, dated as of August 4, 2006 made by The New York Times Building LLC pursuant to Article 9-B of the Real Property Law of the State of New York (hereinafter called the “Condominium Act”) establishing condominium ownership of the Building and the land (hereinafter called the “Land”) upon which the Building is situate (which Land is more particularly described below and by this reference made a part hereof), which declaration was recorded in the New York County Office of the Register of The City of New York (the “City Register’s Office”) on August 15, 2006, as CRFN 2006000460293, (which declaration, and any amendments thereto, are hereinafter collectively called the “Declaration”). The Units are also designated as Tax Lot Nos. as set forth on Schedule 1 herein, in Block 1012 of Section 4 of the Borough of Manhattan on the Tax Map of the Real Property Assessment Bureau of The City of New York and on the Floor Plans of the Building filed with the Real Property Assessment Bureau of The City of New York on August 14, 2006 as Condominium Plan No. 1595 and also filed in the City Register’s Office of New York County on August 15, 2006 as Condominium CRFN 2006000460294.

TOGETHER with an undivided percentage interest as set forth in Schedule C herein, respectively, in the Common Elements (as such term is defined in the Declaration) of The New York Times Building Condominium;

The Land area of the Condominium is more particularly described as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue;

RUNNING THENCE northerly along said easterly line of 8th Avenue, 197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of West 40th Street;

THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING.

Schedule l

Description of Units

Unit Designation	Tax Lot	Percentage Interest In Common Elements

0-A	1001	0.66%
0-B	1002	0.41%
1-A	1003	2.01%
1-B	1004	0.28%
1-C	1005	0.29%
1-D	1006	0.44%
1-E	1007	0.07%
1-F	1008	0.64%
2-A	1009	4.78%
3-A	1010	4.76%
4-A	1011	4.56%
5-A	1012	1.64%
6-A	1013	1.73%
7-A	1014	1.73%
8-A	1015	1.73%
9-A	1016	1.73%
10-A	1017	1.73%
11-A	1018	1.73%
12-A	1019	1.73%
13-A	1020	1.73%
14-A	1021	1.74%
15-A	1022	1.40%
16-A	1023	1.75%
17-A	1024	1.72%
18-A	1025	1.77%
19-A	1026	1.77%
20-A	1027	1.77%
21-A	1028	1.77%
22-A	1029	1.77%
23-A	1030	1.77%
24-A	1031	1.77%
25-A	1032	1.77%
26-A	1033	1.77%
27-A	1034	1.77%
28-A	1035	0.44%
28-B	1036	0.25%
29-A	1037	1.77%
30-A	1038	1.84%
31-A	1039	1.84%
32-A	1040	1.84%
33-A	1041	1.84%
34-A	1042	1.84%
35-A	1043	1.84%
36-A	1044	1.84%
37-A	1045	1.84%
38-A	1046	1.84%
39-A	1047	1.84%
40-A	1048	1.84%
41-A	1049	1.84%
42-A	1050	1.84%
43-A	1051	1.84%
44-A	1052	1.84%
45-A	1053	1.77%
46-A	1054	1.89%
47-A	1055	1.89%
48-A	1056	1.89%
49-A	1057	1.89%
50-A	1058	1.89%
TOTAL: 58		100.00%